Exhibit 10.19

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is made this 14 day of November, 2005 by and between ARLINGTON GATEWAY INVESTORS, LLC, a Virginia limited liability company (“Landlord”), successor-in-interest to Arlington Office, L.L.C., and WATSON WYATT & COMPANY, a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, by Deed of Lease dated April 27, 2004 (the “Lease”), Landlord’s predecessor-in-interest leased unto Tenant certain premises on the fourth (4th), fifth (5th), sixth (6th), seventh (7th), and eighth (8th) floors (collectively, the “Premises”) of that certain office building (the “Building”) known by street address as 901 North Glebe Road, Arlington, Virginia, together with certain storage space containing approximately 1,000 usable square feet of space in the Building; and

WHEREAS, Landlord and Tenant have agreed to permit Tenant to lease approximately 200 usable square feet of additional storage space on the eighth (8th) floor of the Building (such 200 usable foot area is herein referred to as the “First Expansion Storage Space” all as more fully delineated on Exhibit ”A” attached hereto) on the terms and conditions contained herein; and

WHEREAS, the parties desire to confirm in writing the terms and conditions of the extension and expansion, all as more fully set forth below.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, AND SUCH OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH BEING HEREBY ACKNOWLEDGED, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.                                       First Expansion Storage Space.  Commencing on the fourteenth (14th) day following the date that Landlord substantially completes the First Expansion Storage Space Landlord Work (below defined) and notifies Tenant in writing of such substantial completion (herein the “First Expansion Storage Space Commencement Date”) and continuing for the balance of the Term of the Lease, Landlord does hereby grant, demise and lease unto Tenant and Tenant hereby accepts and leases from Landlord, the First Expansion Storage Space in “as is” condition (subject to completion of the First Expansion Storage Space Landlord Work) at the rental and upon the terms and conditions hereinafter set forth.  Accordingly, from and after First Expansion Storage Space

Commencement Date, the reference to “one thousand (1,000) usable square feet” in the first sentence of Section 35 of the Lease is hereby deleted in its entirety and “one thousand two hundred (1,200) usable square feet” is hereby inserted in lieu thereof.  All of the other terms and conditions of Section 35 of the Lease shall remain in full force and effect following the First Expansion Storage Space Commencement Date, including, without limitation, the obligation to pay $15.00 per usable square foot of storage space (i.e., $18,000.00 during the first Lease Year), subject to 3% increases on each anniversary of the Rent Commencement Date).  Promptly following the First Expansion Storage Space Commencement Date, the parties shall enter into a certificate substantially similar to the form attached to the Lease as Exhibit ”B”, confirming the First Expansion Storage Space Commencement Date.

2.                                       First Expansion Storage Space Landlord Work.  Landlord, at its sole cost and expense, agrees to perform the following renovations to the First Expansion Storage Space (collectively, the “First Expansion Storage Space Landlord Work”):  (i) furnish and install 4-each building standard fire dampers (12x24), (ii) furnish and install 1-each building standard light switch and 2-each building standard 2x4 surface mounted light fixtures, and (iii) paint walls with one (1) coat of building standard paint, including drywall patching.

3.                                       Recitals and Capitalized Terms.  The recitals herein are hereby incorporated in and made a part of this Amendment.  Capitalized terms used herein that are defined in the Lease and not defined herein shall have the meaning assigned to them in the Lease.

4.                                       Ratification.  Except as modified herein, the Lease shall be and remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first hereinabove written.

WITNESS:		LANDLORD:

ARLINGTON GATEWAY INVESTORS,
LLC
a Virginia limited liability company

By:	/s/ Lee Petersen	By:	/s/ Ralph S. Dweck
Ralph S. Dweck, Manager

ATTEST:		TENANT:

WATSON WYATT & COMPANY, a Delaware corporation

/s/ Michael Brendes		By:	/s/ Carl D. Mautz	(SEAL)
Name: Carl D. Mautz
Title: VP & CFO
(CORPORATE SEAL)